Exhibit 10.1

SUBSCRIPTION FORM FOR OTHER THAN INDIVIDUAL

Purchasers of shares of Silver Star Capital Holdings, Inc., other than individuals, must complete this form for the proper entity that will hold title to the shares.  Send this completed subscription agreement along with a wire transfer, check or money order for their total payment, payable only to:

SILVER STAR CAPITAL HOLDINGS, INC
2731 Silver Star Road
Suite 200
Orlando, Florida 32808-3935

If and when accepted by us, this  subscription  agreement  shall  constitute  a  subscription for shares  of  our common  stock ..  An  accepted  copy  of  this  agreement  will  be  returned  to  you  as  your  receipt,  and certificates for your stock  will be issued to you shortly thereafter.

Method of payment: [   ] Check, [   ] Money Order, [   ] Wire Transfer
payable only to: “Silver Star Capital Holdings, Inc.”

Wire Transfer Instructions:
Bank: Bank of America
Address: Orlando, Florida
ABA: XXXXXXXXX
Account Name: Silver Star Capital Holdings, Inc.
Account Number: XXXX XXXX XXXX
Reference: Silver Star Capital Investors, LLC

I hereby irrevocably tender this subscription agreement for the purchase of shares at $ ________ per share.
With this subscription agreement, I tender payment in the amount of $ _________________ for the shares subscribed.

In connection with this investment, I represent and warrant as follows:

(a)   Prior to tendering payment for the shares, I received your final prospectus dated ____________________.

(b)  Our entity is domiciled in the state of ______________.

ENTITY:	CORPORATION (authorized agent of the corporation must sign)
EXISTING PARTNERSHIP (at least one partner must sign)
TRUST (all trustees must sign)

Name of Entity

Authorized Agent (print name above)

Title of Authorized Agent

Authorized Agent (print name above)

Street (business address ) or address of Registered Agent

City, State, Zip Code

Business Telephone or Home Telephone of Registered Agent

Fax	E-mail

The undersigned acknowledges that the foregoing information is true, accurate, and complete.

Date:

For a Trust, all Trustees must sign. Add a line for each.

ACCEPTED BY : Silver Star Capital Holdings, Inc

Date